Offerings - Offering: 1	Mar. 25, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 25,303,780.90
Amount of Registration Fee	$ 3,494.45
Offering Note	The transaction value is calculated as the estimated aggregate maximum purchase price for shares of common stock. The fee of $3,494.45 was paid in connection with the filing of the Schedule TO-I by Crescent Private Credit Income Corp. (File No. 005-94434) on February 26, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the transaction value in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026 dated Aug. 25, 2025.